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                                                                     EXHIBIT 2.1

                    CAMBRIDGE ANTIBODY TECHNOLOGY GROUP plc



[bar code]

Mr A Sample                   Please check that your address
Mr B Sample                   details on the attached certificate
Mr C Sample                   are correct.  If there are any
Mr D Sample                   errors of if you move to a new
1 Print Row                   address, please fill in the correct
Redland                       information on the back of this
BRISTOL                       counterfoil and sent it to our
BS98 5XY                      Registrar.  Do not send the
                              certificate with the address slip.

                              Please do not detach this
                              counterfoil unless you want to
                              notify the registrar of a change to
                              your address details.

                                    [bar code]
                                    XXXXXXXXX
                                    Reg No 673301
                                    ISIN No GB0001662252
                                                   0132YA

                                    No. of              Number of
Reference No.      Transfer No.   Certificate xxxxxx     Shares
[bar code]         XX/XX          [bar code]                XXXX

                                     [Logo]
                    CAMBRIDGE ANTIBODY TECHNOLOGY GROUP plc
                  (Incorporated under the Companies Act 1985.
                       Registered in England No. 3234033)

                                ORDINARY SHARES

Mr A Sample
Mr B Sample
Mr C Sample
Mr D Sample
1 Print Row
Redland
BRISTOL
BS98 5XY


THIS IS TO CERTIFY that the above-named is/are the Registered Holder(s) of XXXX ORDINARY SHARES of ten pence each, fully paid,
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in Cambridge Antibody Technology Group plc subject to the Memorandum and
Articles of Association of the Company.

GIVEN under the Securities Seal of the Company on [Date]